UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22299

RENN Fund, Inc.

(Exact name of Registrant as specified in charter)

470 Park Avenue South,

New York, NY 10016

(Address of principal executive offices)

(646) 291-2300

(Registrant’s telephone number, including area code)

Jay Kesslen

Horizon Kinetics Asset Management LLC - 8th Floor South

470 Park Avenue South

New York, NY 10016

(Name and address of agent for service of process)

(646) 291-2300

(Agent’s telephone number, including area code)

Date of fiscal year end: December 31

June 30, 2021

(Date of reporting period)

Item 1. Annual Report to Shareholders

RENN Fund, Inc.

Semi-Annual Report

June 30, 2021

RENN Fund, Inc.

TABLE OF CONTENTS
June 30, 2021

Shareholder Letter	1
Consolidated Financial Statements:
Consolidated Schedule of Investments	2
Consolidated Statement of Assets and Liabilities	5
Consolidated Statement of Operations	6
Consolidated Statements of Changes in Net Assets	7
Consolidated Statement of Cash Flows	8
Consolidated Financial Highlights	9
Consolidated Notes to Financial Statements	10
Other Information	19
Service Providers	20

RENN Fund, Inc.

Shareholder Letter

June 30, 2021 (Unaudited)

Dear Shareholders,

We are pleased to present the Renn Fund Inc. (“Fund”) Semi-Annual Report for the six-month period ending June 30, 2021. The portfolio is concentrated in companies which we believe represent attractive investment opportunities that are not overly dependent upon the performance of the broader equity markets. It has served investors well to have a high exposure to the broader market for much of the past decade, particularly the last twelve months. Theoretically, this trend may endure indefinitely, particularly if interest rates remain low, and government bond yields are below the prevailing inflation rate. However, the tailwind of declining interest rates, which has translated into higher price multiples on equities, is abating as interest rates are now between zero and 1.5% in much of the developed world, out to 10 years of maturity. As a result, we believe that strong equity returns will need to come from idiosyncratic sources.

Performance for the Fund was primarily driven by the top three holdings in the Fund, Apyx Medical Corp., Texas Pacific Land Corp., and Fitlife Brands Inc., which appreciated sharply in the first half of the year, largely driven by strong operational performance. Apyx continues to meaningfully grow revenues, primarily in the cosmetic surgery end markets, while seeking approvals for new applications for their plasma heating technology. This includes a recent FDA filing for dermal resurfacing applications, which will open a substantial new addressable market if successful. Texas Pacific completed a corporate reorganization earlier this year, becoming a corporation from a trust. This will facilitate the modernization of the company in many aspects, while promoting corporate governance and transparency. The company is uniquely positioned to benefit from the recovery in energy markets and the concentration of U.S. growth in the Permian Basin. Fitlife Brands continues to grow revenues at incrementally higher profit margins, largely due to a business shift towards on-line sales. The newly focused (and profitable) business model facilitated this stock being listed on the OTCQX Market, which has higher financial and reporting requirements compared to its previous OTC Pink Market listing.

These companies all have distinct business drivers, which we believe will supersede broader market influences on their performance over the fullness of time. In our search for non-correlated investments, we have also begun to add private market investments. This has included a company involved in the consolidation of global financial exchanges, a company developing technology to facilitate institutional investment in diamonds, and a pooled vehicle investing in a specific cryptocurrency. These positions represent a small portion of our overall net asset value (“NAV”), but we believe that they have the potential to contribute meaningfully to performance over time. We believe that value accretive private investments, which are generally unavailable to public market investors, have the potential to narrow or even eliminate the Fund’s public market price discount to NAV.

As previously mentioned, the record low interest rates and concomitant high valuations assigned to various risk assets result in fewer attractive investment opportunities in aggregate. We have responded to this challenge by allowing the portfolio to concentrate itself and maintaining a robust cash balance for future investments. We believe that this is the optimal strategy for building NAV over the long term and are currently working on a variety of new investment opportunities for future portfolio inclusion.

Horizon Kinetics Asset Management LLC

RENN Fund, Inc.

Consolidated Schedule of Investments

As of June 30, 2021 (Unaudited)

Shares or Principal Amount	Company	Cost	Value
	MONEY MARKET FUNDS – 25.69%
83,777	Fidelity Government Cash Reserves Portfolio - Institutional Class, 0.01%	$83,777	$83,777
4,023,308	Fidelity Investment Money Market Funds Government Portfolio - Institutional Class, 0.01%	4,023,308	4,023,308

	Total Money Market Funds	4,107,085	4,107,085

	CONVERTIBLE BONDS – 0.00%
	Oil and Gas – 0.00%
1,000,000	PetroHunter Energy Corporation 8.50% Maturity 12/31/2014(1)(2)(6)	727,396	—

	Total Convertible Bonds	727,396	—

	COMMON EQUITIES – 73.96%
	Accomodations – 0.39%
3,500	Civeo Corp.(2)	112,727	62,300

	Aerospace & Defense – 0.03%
20	Boeing Co.(2)	2,892	4,791

	Asset Management – 0.04%
155	Associated Capital Group, Inc. - Class A	6,583	6,023
50	Gamco Investors, Inc.	1,262	1,255
		7,845	7,278

	Diversified Financial Services – 0.21%
1,800	Galaxy Digital Holdings Ltd.(2)(4)	11,355	33,746

	Marine Shipping – 0.08%
300	Clarkson PLC(4)	11,037	13,238

	Metal Mining – 5.05%
580	Franco-Nevada Corp.	52,701	84,141
18,478	Mesabi Trust	445,826	654,119
1,560	Wheaton Precious Metals Corp.	42,187	68,749
		540,714	807,009

	Medicinal Chemicals and Botanical Products – 4.59%
19,307	FitLife Brands, Inc.(2)	9,131,688	733,666
	Oil and Gas – 20.32%
808,445	PetroHunter Energy Corporation(1)(2)(6)	101,056	—
16,300	PrairieSky Royalty Ltd.(4)	144,168	197,373
1,908	Texas Pacific Land Trust	1,079,739	3,052,304
		1,324,963	3,249,677

	Other Financial Investment Activities – 0.00%
1	Morgan Group Holding Co.(2)	16	5

	Securities and Commodity Exchanges – 0.81%
240	Intercontinental Exchange, Inc.	22,252	28,488
14,000	Miami International Holdings, Inc.(1)(2)(3)	105,000	101,500
		127,252	129,988

	Securities, Commodity Contracts, and Other Financial Investments and Related Activities – 1.19%
5,460	Grayscale Bitcoin Trust(2)	66,830	162,763
60	Grayscale Ethereum Trust(2)	3,827	2,429
1,189	Grayscale Litecoin Trust(1)(2)(5)	24,992	24,802
		95,649	189,994

	Surgical & Medical Instruments & Apparatus – 39.65%
615,000	Apyx Medical Corp.(2)	1,470,958	6,340,650

	Technology Services – 1.60%
1,000	CACI International, Inc. – Class A. (2)	226,814	255,120

	Total Common Equities	13,063,910	11,827,462

	EXCHANGE TRADED FUNDS – 0.05%
124	ProShares Short VIX Short-Term Futures ETF(2)	4,195	6,888

	Total Exchange Traded Funds	4,195	6,888

	PREFERRED STOCKS – 0.31%
8,333	Diamond Standard, Inc.(1)(2)(3)	50,000	50,000

	Total Preferred Stocks	50,000	50,000

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of June 30, 2021 (Unaudited)

Shares or Principal Amount	Company	Cost	Value
	WARRANTS – 0.02%
2,132	Miami International Holdings, Inc., Exercise Price: $7.50, Expiration Date: March 31, 2026 (1)(2)(3)	$—	$3,369

TOTAL INVESTMENTS – 100.03%		$17,952,586	$15,994,804
LIABILITIES LESS OTHER ASSETS – (0.03%)			(4,677)
NET ASSETS			$15,990,127

Shares or Principal Amount	Company	Proceeds	Value
	SECURITIES SOLD SHORT – (0.00)%
	EXCHANGE TRADED FUNDS – (0.00)%
(12)	Direxion Daily Gold Miners Index Bear 2X Shares ETF	$(202)	$(230)
(12)	Direxion Daily Junior Gold Miners Index Bear 2X Shares ETF	(123)	(124)
(3)	ProShares Ultra VIX Short-Term Futures ETF(2)	(1,015)	(84)

	Total Exchange Traded Funds	(1,340)	(438)

	TOTAL SECURITIES SOLD SHORT – (0.00)%	$(1,340)	$(438)

(1)	See Note 5 - Fair Value Measurements.

(2)	Non-Income Producing.

(3)	Diamond Standard, Inc. and Miami International Holdings, Inc. are each currently a private company. These securities are illiquid and valued at fair value.

(4)	Foreign security denominated in U.S. Dollars.

(5)	Security is restricted for a period of one year since the purchase date.

(6)	The PetroHunter Energy Corporation (“PetroHunter”) securities are in bankruptcy. The securities are valued at fair value.

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of June 30, 2021 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Money Market Funds	25.69%
Convertible Bonds	0.00%
Common Equities
Accommodations	0.39%
Aerospace & Defense	0.03%
Asset Management	0.04%
Diversified Financial Services	0.21%
Marine Shipping	0.08%
Metal Mining	5.05%
Medicinal Chemicals and Botanical Products	4.59%
Oil and Gas	20.32%
Other Financial Investment Activities	0.00%
Securities and Commodity Exchanges	0.81%
Securities, Commodity Contracts and Other Financial Investments and Related Activities	1.19%
Surgical & Medical Instruments & Apparatus	39.65%
Technology Services	1.60%
Total Common Equities	73.96%
Exchange Traded Funds	0.05%
Total Investments	100.03%
Liabilities Less Other Assets	(0.03%)
Total Net Assets	100.00%

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

Consolidated Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

ASSETS
Investments in securities, at value (cost $17,952,586)	$15,994,804
Cash	37,815
Cash held at broker	5,366
Dividends and interest receivable	760
Prepaid expenses and other assets	11,714
Total assets	16,050,459

LIABILITIES
Securities sold short, at value (proceeds $1,340)	438
Payables:
Auditing fees	20,425
Printing and postage	22,212
Legal expense	4,978
Investment securities purchased	2,566
Fund administration and accounting fees	5,204
Custody fees	3,101
Transfer agent fees and expenses	219
Accrued other expenses	1,189
Total liabilities	60,332

NET ASSETS	$15,990,127

Paid-in-capital	31,406,951
Total accumulated deficit	(15,416,824)
NET ASSETS	$15,990,127

Shares outstanding no par value (unlimited shares authorized)	5,951,956

Net asset value, offering and redemption price per share	$2.69

Market Price Per Common Share	$2.42

Market Price (Discount) to Net Asset Value Per Common Share	(10.04)%

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

Consolidated Statement of Operations

For the Six Months Ended June 30, 2021 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of withholding tax of $3,473)	$32,218
Interest	216
Total investment income	32,434

Expenses
Fund accounting and administration fees	37,367
Professional fees	21,403
Shareholder reporting fees	16,035
Custody fees	12,619
Transfer agent fees and expenses	11,630
Stock exchange listing fees	8,712
Miscellaneous expenses	5,199
Insurance fees	715
Interest on securities sold short	19
Total expenses	113,699
Net investment loss	(81,265)

Net Realized and Unrealized Loss:
Net realized gain (loss) on:
Foreign currency transactions	(28)
Net realized loss	(28)
Net change in unrealized appreciation/depreciation on:
Investments	4,213,061
Securities sold short	236
Foreign currency translations	(5)
Net change in unrealized appreciation/depreciation	4,213,292
Net realized and unrealized gain	4,213,264

Net Increase in Net Assets from Operations	$4,131,999

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

Consolidated Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM
Operations
Net investment loss	$(81,265)	$(167,696)
Net realized gain (loss) on investments, securities sold short, and foreign currency transactions	(28)	(21,276)
Net change in unrealized appreciation/depreciation on investments, securities sold short, and foreign currency translations	4,213,292	(309,029)
Net increase (decrease) resulting from operations	4,131,999	(498,001)

Total increase (decrease) in net assets	4,131,999	(498,001)

Net Assets
Beginning of period	11,858,128	12,356,129
End of period	$15,990,127	$11,858,128

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

Consolidated Statement of Cash Flows

For the Six Months Ended June 30, 2021 (Unaudited)

Increase/(Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$4,131,999
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Change in money market funds, net	559,428
Purchase of investment securities	(534,655)
Proceeds from sale of investment securities	8
Return of capital received	90,868
Increase in dividends and interest receivable	(440)
Increase in prepaid expenses and other assets	(8,549)
Decrease in investment securities purchased payable	(8,165)
Decrease in accrued expenses	(12,523)
Net change in unrealized appreciation/depreciation on securities	(4,213,061)
Net realized gain on investments and securities sold short	(236)

Net cash provided by operating activities	4,674

Net increase in cash	4,674

Cash and cash equivalents
Beginning cash balance	32,843
Beginning cash held at broker	5,664
Total beginning cash and cash equivalents	38,507

Ending cash balance	37,815
Ending cash held at broker	5,366
Total ending cash and cash equivalents	$43,181

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

Consolidated Financial Highlights(7)

For a capital share outstanding throughout each period
	For the Six Months Ended June 30, 2021		For the Year Ended December 31,
	(Unaudited)		2020	2019		2018	2017		2016
Net asset value, beginning of period	$1.99		$2.08	$1.90		$1.47	$1.64		$1.37
Income from Investment Operations:
Net investment loss(1)	(0.01)		(0.03)	(0.02)		(0.04)	(0.08)		(0.17)
Net realized and unrealized gain (loss) on investments	0.71		(0.06)	0.40		0.47	(0.09)		0.44
Total from investment operations	0.70		(0.09)	0.38		0.43	(0.17)		0.27

Capital Share Transactions
Dilutive effect of rights offering	—		—	(0.20	)(2)	—	—		—

Net asset value, end of period	$2.69		$1.99	$2.08		$1.90	$1.47		$1.64
Per-share market value, end of period	$2.42		$1.71	$1.64		$1.49	$1.50		$1.22

Total net asset value return(3)	35.18	%(5)	(4.33%)	9.47%		29.25%	(10.37%)		19.71%
Total market value return(3)	41.55	%(5)	4.25%	10.07%		(0.93%)	22.95%		35.56%

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$15,990		$11,858	$12,356		$8,476	$6,546		$7,339

Ratio of expenses to average net assets	1.53	%(6)	2.35%	2.03%		2.89%	5.99	%(4)	12.16	%(4)
Ratio of net investment loss to average net assets	(1.09	%)(6)	(1.64%)	(0.98%)		(2.06%)	(5.60	%)(4)	(12.01	%)(4)

Portfolio turnover rate	0	%(5)	1%	1%		12%	7%		72%

(1)	Based on average shares outstanding for the period.

(2)	Represents the impact of the Fund’s rights offering of 1,487,989 common shares in February 2019 at a subscription price based on a formula. See Note 10 for more information.

(3)

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s unrounded New York Stock Exchange market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(4)	Average net assets have been calculated based on monthly valuations.

(5)	Not Annualized.

(6)	Annualized.

(7)	Consolidated for the six months ended June 30, 2020 and the years ended December 31, 2020, 2019 and 2018 only.

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

Consolidated Notes to Financial Statements

As of June 30, 2021 (Unaudited)

Note 1 – Organization

RENN Fund, Inc. (the “Fund”), is a registered, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund, a Texas corporation, was organized and commenced operations in 1994 and is registered under and pursuant to the provisions of Section 8(a) of the 1940 Act.

The investment objective of the Fund is to provide shareholders with above-market rates of return through capital appreciation and income by a long-term, value oriented investment process that invests in a wide variety of financial instruments, including but not limited to, common stocks, fixed income securities including convertible and non-convertible debt securities or loans, distressed debt, warrants and preferred stock, exchange traded funds and exchange traded notes, and other instruments. In addition, the Fund may sell short stocks, exchange traded funds and exchange traded notes.

Horizon Kinetics Asset Management LLC (“Horizon” or the “Investment Advisor”), a registered investment adviser and wholly owned subsidiary of Horizon Kinetics LLC* (“Horizon Kinetics”), serves as the Fund’s investment manager and is responsible for the Fund’s investment portfolio, subject to the supervision of the Board of Directors.

*

Kinetics Asset Management LLC and Kinetics Advisers LLC reorganized into Horizon Asset Management LLC in April of 2019. Horizon Asset Management LLC was then renamed Horizon Kinetics Asset Management LLC. Kinetics Asset Management LLC and Kinetics Advisers LLC and Horizon Asset Management LLC were all wholly owned subsidiaries of Horizon Kinetics LLC and Horizon Kinetics Asset Management LLC remained a wholly owned subsidiary.

Note 2 – Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

(a) Consolidation of Subsidiary

On December 5, 2017, The Renn Fund, Inc. (Cayman) (the “Subsidiary”) was organized as a limited liability company, and is a wholly owned subsidiary of the Fund. The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, Statement of Cash Flows and Financial Highlights of the Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Subsidiary is advised by Horizon and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. As of June 30, 2021 total assets of the Fund were $16,050,459, of which $541,009, or approximately 3.37%, represented the Fund’s ownership of the Subsidiary.

The Fund can invest up to 25% of its total assets in its Subsidiary. The Subsidiary acts as an investment vehicle in order to invest in commodity-linked, bitcoin, and other cryptocurrency linked instruments consistent with the Fund’s investment objectives and policies. By investing in its Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However the Fund wholly owns and controls its Subsidiary, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

The Subsidiary is an exempted Cayman investment company and as such is not subject to Cayman Islands taxes at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation (“CFC”) not subject to U.S. income taxes. As a wholly-owned CFC, however, the Subsidiary’s net income and net capital gains will be included each year in the Fund’s investment company taxable income.

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of June 30, 2021 (Unaudited)

(b) Valuation of Investments

All investments are stated at their estimated fair value, as described in Note 5.

(c) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the consolidated Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(d) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

The Fund follows the provisions of Accounting Standards Codification ASC 740, Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”), which requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, any tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax years ended December 31, 2017 through 2020, and as of and during the six months ended June 30, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders

The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(f) Short Sales

Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of June 30, 2021 (Unaudited)

the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities may be segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(g) Short-Term Investments

The Fund invested a significant amount (25.16% of its net assets as of June 30, 2021) in the Fidelity Investment Money Market Government Portfolio Fund (“FIGXX”). FIGXX normally invests at least 99.5% of assets in U.S. government securities and repurchase agreements for those securities. FIGXX invests in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments. An investment in FIGXX is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although FIGXX seeks to preserve the value of investment at $1.00 per share, it is possible to lose money by investing in FIGXX.

FIGXX files complete Semi-Annual and Annual Reports with the U.S. Securities and Exchange Commission for semi-annual and annual periods of each fiscal year on Form N-CSR. The Forms N-CSR are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The net expense ratio per the March 31, 2021 annual report of Fidelity Investment Money Market Government Portfolio Fund was 0.15%.

Note 3 – Principal Investment Risks

Investing in common stocks and other equity or equity-related securities has inherent risks that could cause you to lose money. Some of the principal risks of investing in the Fund are listed below and could adversely affect the net asset value (“NAV”), total return and value of the Fund and your investment. These are not the only risks associated with an investment in the Fund. Rather, the risks discussed below are certain of the significant risks associated with the investment strategy employed by the Fund. The below does not discuss numerous other risks associated with an investment in the Fund, including risks associated with investments in non-diversified, closed-end registered investment funds generally, other business, operating and tax risks associated with an investment in the Fund, and economic and other risks affecting investment markets generally, all of which are beyond the scope of this discussion.

Liquidity Risks: The Investment Advisor may not be able to sell portfolio securities at an optimal time or price. For example, if the Fund is required or the advisor deems it advisable to liquidate all or a portion of a portfolio security quickly, it may realize significantly less than the value at which the investment was previously recorded.

Private Issuer Risks: In addition to the risks associated with small public companies, limited or no public information may exist about private companies, and the Fund will rely on the ability of our Investment Advisor to obtain adequate information to evaluate the potential returns from investing in these companies. If the Investment Advisor is unable to uncover all material information about these companies, the Fund may not make a fully informed investment decision and may lose money on the investment.

Interest Rate Risk: When interest rates increase, any fixed-income securities held by the Fund may decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. The negative impact on fixed-income securities from the resulting rate increases for that and other reasons could be swift and significant.

Leveraging Risks: Investments in derivative instruments may give rise to a form of leverage. The Investment Advisor may engage in speculative transactions which involve substantial risk and leverage. The use of leverage by the Investment Advisor may increase the volatility of the Fund. These leveraged instruments may result in losses to the Fund or may adversely affect the Fund’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Distressed Debt Risks: An investment in distressed debt involves considerable risks, including a higher risk of nonpayment by the debtor. The Fund may incur significant expenses seeking recovery upon default or attempting to negotiate new terms. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, a bankruptcy court might re-characterize the debt held by the Fund and subordinate all or a portion of the Fund’s claim to claims of other creditors, even, in some cases, if the investment is structured as senior secured debt. The bankruptcy process has a number of significant inherent risks, including substantial delays and the risk of loss of all or a substantial portion of the Fund’s investment in the bankrupt entity.

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of June 30, 2021 (Unaudited)

Bitcoin Risk: The value of the Fund’s investment in the Grayscale Bitcoin Trust is subject directly to fluctuations in the value of bitcoins. The value of bitcoins is determined by the supply of and demand for bitcoins in the global market for the trading of bitcoins, which consists of transactions on electronic bitcoin exchanges (“Bitcoin Exchanges”). Pricing on Bitcoin Exchanges and other venues can be volatile and can adversely affect the value of the Grayscale Bitcoin Trust. Currently, there is relatively small use of bitcoins in the retail and commercial marketplace in comparison to the relatively large use of bitcoins by speculators, thus contributing to price volatility that could adversely affect the Fund’s direct investment in the Grayscale Bitcoin Trust. Bitcoin transactions are irrevocable, and stolen or incorrectly transferred bitcoins may be irretrievable. As a result, any incorrectly executed bitcoin transactions could adversely affect the value of the Fund’s direct or indirect investment in the Grayscale Bitcoin Trust. Shares of the Grayscale Bitcoin Trust may trade at a premium or discount to the net asset value of the Grayscale Bitcoin Trust.

Litecoin Risk: The Fund holds investments that provide exposure to Litecoin and The Grayscale Litecoin Trust (LTCN). Litecoin is a digital asset or cryptocurrency. The value of Litecoin is determined by the supply of and demand for Litecoins in the global market for the trading of litecoins, which consists of transactions on electronic Litecoin exchanges (“Litecoin Exchanges”). Pricing on Litecoin Exchanges and other venues can be volatile and can adversely affect the value of the litecoin. Currently, there is relatively small use of Litecoins in the retail and commercial marketplace in comparison to the relatively large use of Litecoins by speculators, thus contributing to price volatility that could adversely affect a portfolio’s direct or indirect investments in Litecoin. Litecoin transactions are irrevocable, and stolen or incorrectly transferred Litecoins may be irretrievable. As a result, any incorrectly executed Litecoin transactions could adversely affect the value of a portfolio’s direct or indirect investment in Litecoin. Only investors who can appreciate the risks associated with an investment should invest in cryptocurrencies or products that offer cryptocurrency exposure. As with all investments, investors should consult with their investment, legal and tax professionals before investing, as you may lose money.

Ethereum Risk: The Fund holds investments that provide exposure to Ethereum Classic and the Grayscale Ethereum Classic Trust (ETCG). The value of Ethereum Classic is determined by the supply of and demand for Ethereum Classic in the global market for the trading of Ethereum Classic, which consists of transactions on electronic Ethereum Classic exchanges (“Ethereum Classic Exchanges”). Pricing on Ethereum Classic Exchanges and other venues can be volatile and can adversely affect the value of the Ethereum Classic. Currently, there is relatively small use of Ethereum Classic in the retail and commercial marketplace in comparison to the relatively large use of Ethereum Classic by speculators, thus contributing to price volatility that could adversely affect a portfolio’s direct or indirect investments in Ethereum Classic. Ethereum Classic transactions are irrevocable, and stolen or incorrectly transferred Ethereum Classic may be irretrievable. As a result, any incorrectly executed Ethereum Classic transactions could adversely affect the value of a portfolio’s direct or indirect investment in Ethereum Classic. Only investors who can appreciate the risks associated with an investment should invest in cryptocurrencies or products that offer cryptocurrency exposure. As with all investments, investors should consult with their investment, legal and tax professionals before investing, as you may lose money.

Short-Selling Risk: The Fund can sell securities short to the maximum extent permitted under the Investment Company Act of 1940 (the “1940 Act”). A short sale by the Fund involves borrowing a security from a lender which is then sold in the open market. At a future date, the security is repurchased by the Fund and returned to the lender. While the security is borrowed, the proceeds from the sale are deposited with the lender and the Fund may be required to pay interest and/or the equivalent of any dividend payments paid by the security to the lender. If the value of the security declines between the time the Fund borrows the security and the time it repurchases and returns the security to the lender, the Fund makes a profit on the difference (less any expenses the Fund is required to pay the lender). There is no assurance that a security will decline in value during the period of the short sale and make a profit for the Fund. If the value of the security sold short increases between the time that the Fund borrows the security and the time it repurchases and returns the security to the lender, the Fund will realize a loss on the difference (plus any expenses the Fund is required to pay to the lender). This loss is theoretically unlimited as there is no limit as to how high the security sold short can appreciate in value, thus increasing the cost of buying that security to cover a short position. The Fund may incur expenses in selling securities short and such expenses are investment expenses of the Fund.

Investments in Leveraged/Inverse ETFs and ETNs: The Fund may invest long or short in leveraged/inverse ETFs and ETNs. Leveraged/inverse ETFs and ETNs are designed for investors who seek leveraged long or leveraged inverse exposure, as applicable, to the daily performance of an index. These instruments do not guarantee any return of principal and do not pay any interest during their term. In general, investors will be entitled to receive a cash payment, upon early redemption or upon acceleration, as applicable, that will be linked to the performance of an underlying index, plus a daily accrual and less a daily investor fee. Investors should be willing to forgo interest payments and, if the index on which the ETF or ETN is based declines or increases, as applicable, be willing to lose up to 100% of their investment. In many instances a leveraged or inverse ETF or ETN will seek to provide an investor with a corresponding multiple of the index it tracks (e.g., a three times leveraged long ETF that tracks the S&P 500 Index seeks to provide investors with

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of June 30, 2021 (Unaudited)

three times the positive rate of return of the S&P 500 Index on a daily basis). Such ETFs and ETNs are very sensitive to changes in the level of their corresponding index, and returns may be negatively impacted in complex ways by the volatility of the corresponding index on a daily or intraday basis.

Note 4 – Investment Advisory Agreement

The Fund entered in to an Investment Advisor Agreement (the “Agreement”) with Horizon. Under the Agreement, Horizon is not paid an advisory fee on net assets less than $25 million and thereafter will charge a management fee of 1.0% on net assets above $25 million. Horizon performs certain services, including certain management, investment advisory and administrative services necessary for the operation of the Fund.

Note 5 – Fair Value Measurements

Investments are carried at fair value, as determined in good faith by Horizon, subject to the approval of the Fund’s Board of Directors. The fair values reported are subject to various risk including changes in the equity markets, general economic conditions, and the financial performance of the companies. Due to the level of risk associated with certain investment securities and the level of uncertainty related to changes in the fair value of investment securities, it is possible that the amounts reported in the accompanying financial statements could change materially in the near term.

The Fund generally invests in common securities, preferred securities, convertible and nonconvertible debt securities, and warrants. These securities may be unregistered and thinly-to-moderately traded. Generally, the Fund negotiates registration rights at the time of purchase and the portfolio companies are required to register the shares within a designated period, and the cost of registration is borne by the portfolio company.

On a daily basis, as is necessary, Horizon prepares a valuation to determine fair value of the investments of the Fund. The Board of Directors approves the valuation on a quarterly basis. Interim board involvement may occur if material issues arise before quarter end. The valuation principles are described below.

Unrestricted common stock of companies listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market is valued at the closing price on the date of valuation. Thinly traded unrestricted common stock of companies listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market is valued at the closing price on the date of valuation, less a marketability discount as determined appropriate by the Fund Managers and approved by the Board of Directors.

Restricted common stock of companies listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market is valued based on the quoted price for an otherwise identical unrestricted security of the same issuer that trades in a public market, adjusted to reflect the effect of any significant restrictions.

The unlisted preferred stock of companies with common stock listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market is valued at the closing price of the common stock into which the preferred stock is convertible on the date of valuation.

Debt securities are valued at fair value. The Fund considers, among other things, whether a debt issuer is in default or bankruptcy. It also considers the underlying collateral. Fair value is generally determined to be the greater of the face value of the debt or the market value of the underlying common stock into which the instrument may be converted.

The unlisted in-the-money options or warrants of companies with the underlying common stock listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market are valued at fair value (the positive difference between the closing price of the underlying common stock and the strike price of the warrant or option). An out-of-the money warrant or option has no value; thus the Fund assigns no value to it.

Investments in privately held entities are valued at fair value. If there is no independent and objective pricing authority (i.e., a public market) for such investments, fair value is based on the latest sale of equity securities to independent third parties. If a private entity does not have an independent value established over an extended period of time, then the Investment Advisor will determine fair value on the basis of appraisal procedures established in good faith and approved by the Board of Directors.

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of June 30, 2021 (Unaudited)

The Fund follows the provisions of Accounting Standards Codification ASC 820, Fair Value Measurements, under which the Fund has established a fair value hierarchy that prioritizes the sources (“inputs”) used to measure fair value into three broad levels: inputs based on quoted market prices in active markets (Level 1 inputs); observable inputs based on corroboration with available market data (Level 2 inputs); and unobservable inputs based on uncorroborated market data or a reporting entity’s own assumptions (Level 3 inputs).

The following table shows a summary of investments measured at fair value on a recurring basis classified under the appropriate level of fair value hierarchy as of June 30, 2021:

	Level 1	Level 2	Level 3	Total
Assets
Convertible Bonds	$—	$—	$—	$—
Common Equities	11,701,160	—	126,302	11,827,462
Exchange Traded Funds	6,888	—	—	6,888
Money Market Funds	4,107,085	—	—	4,107,085
Preferred Stocks	—	—	50,000	50,000
Warrants	—	—	3,369	3,369
Total Investments	$15,815,133	$—	$179,671	$15,994,804

	Level 1	Level 2	Level 3	Total
Liabilities
Securities Sold Short
Exchange Traded Funds	$438	$—	$—	$438
Total Liabilities	$438	$—	$—	$438

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Value
Beginning balance December 31, 2020	$50,000
Transfers into Level 3 during the period	—
Change in unrealized appreciation/(depreciation)	(91,189)
Total realized gain/(loss)	—
Purchases	129,992
Sales	—
Return of capital distributions	90,868
Transfers out of Level 3 during the period	—
Ending balance June 30, 2021	$179,671

Investments in portfolio companies are being classified as Level 3. At June 30, 2021, Petrohunter Energy Corporation was valued at $0 due to bankruptcy proceedings and thus qualifies as a Level 3 security. As part of the bankruptcy proceedings, the Fund received a payment of $90,868 during the six months ended June 30, 2021, which was treated as a return of capital. Also at June 30, 2021, Diamond Standard, Inc., and Miami International Holdings, Inc. were private companies and shares and/or warrants are illiquid, thus

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of June 30, 2021 (Unaudited)

qualifying as Level 3 securities. Grayscale Litecoin Trust shares are restricted as to sale for one year from the purchase date, thus qualifying as a Level 3 security. The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for these investments classified as Level 3 as of June 30, 2021:

Quantitative Information about Level 3 Fair Value Measurements
Portfolio Investment Company	Valuation Technique	Unobservable Input*	Input Range	Valuation Weighted Average of Input	Value at 6/30/21	Impact to Valuation from an Increase in Input**
Petrohunter Energy Corporation
Convertible Bond	Asset Approach	Bankruptcy Recovery	$0.00	$0.00	$0	Increase
Common Stock	Asset Approach	Bankruptcy Recovery	$0.00	$0.00	$0	Increase
Diamond Standard, Inc.
Common Stock	Asset Approach	Precedent Transaction	$6.00	$6.00	$50,000	Increase
Miami International Holdings, Inc.
Common Stock	Asset Approach	Precedent Transaction	$7.50	$7.25	$101,500	Increase
Warrant	Asset Approach	Precedent Transaction	$0.00	$1.58	$3,369	Increase
Grayscale Litecoin Trust
Common Stock	Asset Approach	Amortization of premium (if any) during restricted period	0-11%	6%	$24,802	Increase

*

The Investment Advisor considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

**

This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

The Fund has adopted a policy of recording any transfers of investment securities between the different levels in the fair value hierarchy as of the end of the year unless circumstances dictate otherwise.

Note 6 – Federal Income Tax Information

At June 30, 2021, gross unrealized appreciation and depreciation on investments owned by the Fund, based on cost for federal income tax purposes, were as follows:

Cost of investments	$17,951,246
Gross unrealized appreciation	$7,558,272
Gross unrealized depreciation	(9,515,152)
Net unrealized depreciation	$(1,956,880)

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of June 30, 2021 (Unaudited)

As of December 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Tax accumulated earnings	—
Accumulated capital and other losses	(13,368,455)
Net unrealized depreciation on investments	(6,180,370)
Net unrealized appreciation on foreign currency translations	2
Total accumulated deficit	$(19,548,823)

As of December 31, 2020, the Fund had accumulated capital loss carryforwards as follows:

Not subject to expiration:
Short-term	$184,411
Long-term	13,160,229
$13,344,640

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations.

There were no distributions during the years ended December 31, 2020 and 2019.

Note 7 – Investment Transactions

For the six months ended June 30, 2021, purchases and sales of investments, excluding short-term investments, were $534,656 and $8, respectively. There were no securities sold short and short securities covered for the same period.

Note 8 – Borrowings

The Fund has entered into a margin agreement with Fidelity Brokerage Services, LLC, which allows the Fund to borrow money. The margin agreement is not made for any specific term or duration but is due and payable at the brokerage firm’s discretion. The Fund has a policy allowing it to borrow not more than 33% of the Fund’s Net Asset Value as of the time of borrowing for purposes of taking advantage of investments deemed to be in the best interest of the Fund or to borrow such amounts as deemed necessary and prudent as a temporary measure for extraordinary or emergency purposes. Federal regulations under the 1940 Act require that the Fund maintain asset coverage in relation to any borrowed amount.

The Fund did not utilize the Fidelity Brokerage Services LLC margin account during the six months ended June 30, 2021. At June 30, 2021 the Fund had no outstanding borrowings under the margin account.

Note 9 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Capital Share Transactions

On February 14, 2019, the Fund issued 1,487,989 new common shares in connection with a rights offering. Stockholders of record date December 28, 2018 were issued non-transferable rights for every share owned on that date. The rights entitled the stockholders to purchase one new common share for every three rights held, not including additional subscription privileges.

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of June 30, 2021 (Unaudited)

The subscription price was equal to lesser of (i) 105% of average closing NAV per share over the three days of trading leading up to and including the expiration of the expiration Date and (ii) 90% of the average closing market price per share over the three days of trading leading up to and including the expiration Date. The final subscription price was $1.47 per share, which resulted in proceeds to the Fund of $2,187,343. Horizon paid all expenses relating to the offering.

Note 11 – COVID-19 Risks

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.

Note 12 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

RENN Fund, Inc.

Other Information

June 30, 2021 (Unaudited)

Quarterly Reports

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. A copy of each such Form N-PORT is available on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request by calling collect (646) 495-7330. You may also obtain the description on the Fund’s website at www.horizonkinetics.com

Portfolio Proxy Voting Records

The Fund’s record of proxy voting regarding portfolio securities is presented each year for the 12-month period ended June 30. It is filed with the SEC on Form N-PX and is available by calling collect (646) 495-7330 and on the SEC’s website at www.sec.gov.

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a stockholder whose shares are registered in his or her own name will be deemed to have elected to have all dividends and distributions automatically reinvested in Fund shares unless he or she elects otherwise on a current basis. Stockholders whose shares are held in nominee names will likewise be treated as having elected to have their dividends and distributions reinvested. You may elect to receive cash distributions, net of withholding tax, by requesting an election form from the Fund’s Plan Agent, American Stock Transfer & Trust Co. You may terminate participation by notifying the Plan Agent in writing. If notice is received by the Plan Agent not less than 10 days prior to any dividend or distribution it will be effective immediately. Information regarding income tax consequences should be directed to your tax consultant – the Plan will furnish information by January 31 following the year of distribution as to the category of income that the distributions represent. Your questions regarding the Plan should be directed to the Fund’s Plan Agent, American Stock Transfer & Trust Company, LLC., whose telephone number is (718) 921-8200 extension 6412 and whose address is 6201 15th Ave, Brooklyn, NY 11219-5498.

RENN Fund, Inc.

Service Providers

June 30, 2021 (Unaudited)

Corporate Offices

RENN Fund, Inc.
c/o Horizon Kinetics Asset Management LLC — 8th Floor South
470 Park Avenue South
New York, NY 10016
Phone: (646) 291-2300
Fax: (646) 403-3597
Website: www.rencapital.com

Registrar and Transfer Agent

American Stock Transfer &
Trust Company, LLC
6201 15th Ave.
Brooklyn, NY 11219
Phone: (877) 749-4980 extension 6412

Fund Administrator

UMB Fund Services
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2200

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102
Phone: (215) 979-8800

This page intentionally left blank.

Item 1. Annual Report to Shareholders (Continued)

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to semi-annual reports.

Item 6. Investments.

See the Semi - Annual Report to Shareholders under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to semi-annual reports

Item 9. Purchases of Equity Securities by the Fund and Its Affiliated Purchasers.

An “Affiliated Purchaser” is defined as a person acting directly or indirectly, in concert with the Fund in the purchase of the Fund’s securities, or any person controlling, controlled by, or under common control with the Fund and thereby controlling the purchase of the Fund’s shares, but does not include an officer or director of the Fund who may properly authorize repurchase of the Fund’s shares pursuant to Rule 10b-18 of the Exchange Act of 1934. Purchases of the Fund’s shares during the six months ended June 30, 2021 by Affiliated Purchasers described in this paragraph are outlined in the table below.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares* (or Units) Purchased	(b) Average Price Paid per Share (of unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 2021	13,325	$1.88	-	-
February 2021	12,825	2.16	-	-
March 2021	14,175	2.55	-	-
April 2021	14,175	2.59	-	-
May 2021	17,200	2.69	-	-
June 2021	6,750	2.63	-	-

*	Certain Affiliated Purchasers may own shares indirectly through other entities and disclaim beneficial ownership over all or a portion of their shares reported herein.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item. The submission of shareholder proposals which require a vote of all shareholders will be handled in accordance with Rule 14a-8 of the Exchange Act. No such proposals were received.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1) Code of Ethics

Not applicable to semi-annual reports

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RENN Fund, Inc.

By:	/s/ Murray Stahl
Murray Stahl
Chief Executive Officer

Date:	September 08, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the undersigned on behalf of the Fund and in the capacities and on the date indicated.

RENN Fund, Inc.

By:	/s/ Murray Stahl
Murray Stahl
Chief Executive Officer and Chief Financial Officer

Date:	September 08, 2021